Exhibit 99.1

From: christine day <[ . . .]>

Date: Mon, May 5, 2025 at 8:45 AM

Subject: Re: Updated Recommendation Regarding Plan to Address Say on Pay Vote

To: Jonas Prising <[ . . .]>, John Schlifske <[ . . .]>, Jennie Kent <[ . . .]>

John and Jonas,

I will not be joining the comp call this morning.

I have made the decision to resign from the Kohl’s Board of Directors effective immediately.

I will send a separate letter to John as head of Nom/Gov. to make it official.

Jenny, please have Nicole cancel my travel arrangements.

Sincerely,

Christine

Sent from my iPhone